28249475.10.BUSINESS WAIVER AGREEMENT This Waiver Agreement, dated as of September 30, 2021 (this “Agreement”), with respect to that certain Indenture, dated as of July 15, 2019 (as such indenture has been supplemented and amended by the First Supplemental Indenture, dated as of November 3, 2020, the Second Supplemental Indenture, dated as of November 19, 2020 and the Third Supplemental Indenture, dated as of August 6, 2021 (the “Existing Indenture” and the Existing Indenture, as it may from time to time be supplemented or amended by one or more additional indentures supplemental thereto entered into pursuant to the applicable provisions thereof, being hereinafter called the “Indenture”), by and among Aquestive Therapeutics, Inc. a Delaware corporation with an address at 30 Technology Drive, Warren, New Jersey 07059 (the “Company”), any Guarantor that becomes party thereto pursuant to Section 4.10 of the Existing Indenture, and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), providing for the issuance of an aggregate principal amount of up to $104.0 million of 12.5% Senior Secured Notes due 2025 (the “Notes” or the “Securities”, and the holders thereof, the “Holders”) is entered into by and among (i) the Company, (ii) each of the undersigned beneficial owners of Notes representing all of the principal amount of outstanding Notes (the “Initial Consenting Holders” and, together with any subsequent Holder or beneficial owner that becomes a party hereto in accordance with the terms hereof by executing a Joinder Agreement in the form of Exhibit A attached hereto, each, a “Consenting Holder” and, collectively, the “Consenting Holders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. W I T N E S S E T H: WHEREAS, the Company is required to pay certain amounts of Principal pursuant to Section 4.01(b) of the Indenture and paragraph 1(d) of the Global Securities representing the Securities (the “Upcoming Payment”) due under the Notes on September 30, 2021 (the “Payment Date”); WHEREAS, the Company and the Holders intend to enter into and to cause the Trustee and the Collateral Agent to enter into a supplemental indenture (the “Future Supplemental Indenture”) to the Indenture in order to, among other things, restructure the timing of the Principal payments due under the Notes, including, without limitation, the Upcoming Payment; WHEREAS, in order to provide for sufficient time to negotiate the Future Supplemental Indenture, the Company and the Consenting Holders wish to waive the payment of the Upcoming Payment during the Waiver Period (as defined below); WHEREAS, the Consenting Holders have agreed to waive the payment of the Upcoming Payment during the Waiver Period and the consequences under the Indenture and the Securities of not making such Upcoming Payment on the Payment Date on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows: Section 1. Waiver (a) Waiver. The Consenting Holders hereby agree to waive the payment of the Upcoming Payment, and the consequences under the Indenture and the Securities of not making such Upcoming Payment on the Payment Date including, without limitation, the occurrence of a Default or Event of Default related thereto and the imposition of default interest, in each case, solely during the Waiver Period, and subject to the terms, limitations, conditions, representations and warranties set forth in this Agreement. The Company and the Consenting Holders hereby agree that, unless this Agreement has been signed by the Holders or the beneficial onwers of Notes representing all of the principal amount of outstanding Notes, this Agreement will be null and void and be of no force or effect.

28249475.10.BUSINESS (b) Waiver Period. As used in this Agreement, the term “Waiver Period” means the period beginning on the date hereof (the “Effective Date”) and ending upon the occurrence of the earliest to occur of (such earliest event, the “Waiver Termination Event”): (i) December 31, 2021 (or such later date as may be consented to in writing (including via e-mail) by all of the Consenting Holders in their sole discretion (or by the legal counsel on their behalf)); (ii) the execution of the Future Supplemental Indenture by the Company and the Trustee and Collateral Agent (at the direction of all of the outstanding Holders or the beneficial owners); (iii) any representation or warranty made by the Company in this Agreement shall prove to have been untrue or incorrect in any material respect as of the Effective Date; (iv) the full payment of the Upcoming Payment by the Company to the Holders; and (v) any Event of Default under the Indenture or the Securities (other than any potential Default or Event of Default waived by this Agreement). For the avoidance of doubt, in the event the Waiver Period is terminated, including as a result of a Waiver Termination Event, but other than a termination pursuant to Section 1(b)(ii) or (iv) hereof, the non-payment of the Upcoming Payment shall be deemed an Event of Default under the Indenture and Securities. (c) Joinder. Each Consenting Holder agrees not to transfer, assign, sell, convey, pledge or otherwise dispose of (each, a “Transfer”) the Notes it holds during the Waiver Period; provided, however, that such Consenting Holder may Transfer such Notes during the Waiver Period if the transferee executes a Joinder Agreement in the form of Exhibit A hereto and delivers such executed Joinder Agreement to the Company, such that the transferee becomes a party to this Agreement by operation of the Joinder Agreement. Section 2. Representations and Warranties of the Company On and as of the Effective Date, the Company hereby represents and warrants to each Consenting Holder as follows: (a) this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; (b) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any governmental authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Company of this Agreement; (c) the execution, delivery and performance by the Company of this Agreement do not (i) contravene the terms of the Company’s certificate of incorporation; (ii) violate or result in any breach or contravention of, or the creation of any Lien under, (A) any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which the Company is a party or by which it or any of its properties or assets is bound or to which it may be subject or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such entity or any of its properties or assets is subject; or (iii) violate any applicable law in any material respect; (d) the Consenting Holders comprise the Holders or the beneficial owners of Notes representing all of the principal amount of outstanding Notes; and (e) no Defaults or Events of Default exist on the Effective Date. Section 3. Reference to and Effect on the Indenture and the Securities (a) All of the terms and provisions of the Indenture and the Securities are and shall remain in full force and effect and are hereby ratified and confirmed. Except as modified pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, no other changes or modifications to the Indenture or the Securities are intended or implied, and in all other respects the Indenture, the Securities and the obligations thereunder are hereby specifically ratified, restated and confirmed by the Company as of the Effective Date. The

28249475.10.BUSINESS Company hereby agrees that this Agreement shall in no manner affect or impair the obligations securing the payment and performance thereof. The Company hereby ratifies and confirms all of its obligations and liabilities under the Indenture and the Securities,. (b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Holders or the Trustee under the Indenture or the Securities, nor constitute a waiver or amendment of any other provision of the Indenture or the Securities or for any purpose. (c) The Company and the Consenting Holders hereby acknowledge and agree that nothing contained in this Agreement or any other documents amended and/or executed and delivered in connection herewith shall constitute a novation of the Indenture or the Securities as in effect prior to the Effective Date. (d) Solely as between the Company and the Consenting Holders, to the extent of conflict between the terms of this Agreement and the Indenture or the Securities, the terms of this Agreement shall control. Section 4. Execution in Counterparts The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Section 5. Consenting Holder Authorization, Signatures On and as of the Effective Date, each Consenting Holder represents to the Company, as to itself, that: (a) this Agreement has been duly authorized, executed and delivered by each of the Consenting Holders and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; and (b) it beneficially owns the principal amount of the Notes set forth opposite the undersigned’s name under the column heading “Principal Amount of Notes” in Schedule 1 attached hereto and, if such Notes are owned through the book-entry system of The Depository Trust Company, then such Notes are held through The Depository Trust Company participant set forth opposite the undersigned’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto (and if nothing is set forth opposite the undersigned’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto then the undersigned does not hold such Notes through the book-entry system of The Depository Trust Company) and (ii) each of the Trustee, the Collateral Agent, and the Company shall be entitled to rely on the foregoing representation and warranty. Section 6. Governing Law THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Section 7. Effect of Headings The Section headings herein are for convenience of reference only and shall not affect the construction thereof. Section 8. Notices

28249475.10.BUSINESS All communications and notices hereunder shall be given as provided in the Indenture. Section 9. Further Assurances Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated thereunder, including, without limitation, to take any actions as may be required by The Depository Trust Company in connection with this Agreement. Section 10. Concerning the Trustee and the Collateral Agent It is expressly acknowledged and agreed that the Trustee and the Collateral Agent are express third party beneficiaries of this Agreement and entitled to rely on the representations, warranties, covenants and agreements contained hereunder. Notwithstanding the foregoing, in no event shall the Trustee nor the Collateral Agent be obligated to monitor any party’s compliance with the terms of this Agreement, and shall be entitled to conclusively rely on certificates, opinions and letters of direction delivered to it in accordance with the Indenture. [Signature pages follow.]

28249475.10.BUSINESS IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective, duly authorized officers as of the date first above written. AQUESTIVE THERAPEUTICS, INC. By: /s/ Keith Kendall Name: Keith Kendall Title: Chief Executive Officer [Signature Page to Waiver Agreement]

28249475.10.BUSINESS MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP By: MADRYN HEALTH ADVISORS, LP, its General Partner By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner By: /s/ Avinash Amin Name: Avinash Amin Title: Member MADRYN HEALTH PARTNERS, LP By: MADRYN HEALTH ADVISORS, LP, its General Partner By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner By: /s/ Avinash Amin Name: Avinash Amin Title: Member FFI FUND LTD. By: /s/ John N. Spinney, Jr. Name: John N. Spinney, Jr. Title: Authorized Signatory FYI LTD. By: /s/ John N. Spinney, Jr. Name: John N. Spinney, Jr. Title: Authorized Signatory OLIFANT FUND LTD. By: /s/ John N. Spinney, Jr. Name: John N. Spinney, Jr. Title: Authorized Signatory [Signature Page to Waiver Agreement]

28249475.10.BUSINESS MORGAN STANLEY & CO, LLC By: /s/ John N. Spinney, Jr. Name: Brian McGowan Title: Managing Director [Signature Page to Waiver Agreement]

28249475.10.BUSINESS EXHIBIT A (Form of Joinder to Waiver Agreement) JOINDER TO WAIVER AGREEMENT THIS JOINDER to the Waiver Agreement (this “Joinder”) dated as of [______], 2021 by and among Aquestive Therapeutics, Inc., the Guarantors from time to time party thereto, and the institutions from time to time party thereto as Holders (the “Agreement”), is made and entered into as of [______], 2021, by [__________________] (the “Transferee”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement. WHEREAS, on the date hereof, Transferee has acquired $[__________] in aggregate principal amount of Notes from [__________________], and the Agreement requires Transferee to execute a joinder to the Agreement. NOW, THEREFORE, the Transferee hereby (i) acknowledges that it has received and reviewed a complete copy of the Agreement and (ii) agrees that, by executing this Joinder, it becomes a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed, and is hereby admitted as, a Consenting Holder for all purposes thereof and entitled to all the rights incidental thereto. IN WITNESS WHEREOF, the Transferee has executed this Joinder as of the date first above written. [TRANSFEREE] By: Name: Title: